SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 14, 2017

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34261	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company             ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07              Submission of Matters to a Vote of Security Holders

Evolving Systems held its Annual Meeting of Stockholders on June 14, 2017 (“Annual Meeting”) at the Company’s headquarters in Englewood, Colorado.  The Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting.

David J. Nicol, David S. Oros, Richard R. Ramlall, Julian D. Singer, Matthew Stecker and Thomas Thekkethala were elected to the Board of Directors. The stockholders also approved the Amendment to the Company’s 2016 Stock Incentive Plan, they approved the advisory vote on Executive Compensation, and they also ratified the Board of Directors’ appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017.

The Company’s inspector of election certified the vote tabulations.

The final voting results on these matters were as follows:

1.         Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Vote

David J. Nicol	5,485,340	662,739	4,696,948
David S. Oros	5,466,030	682,049	4,696,948
Richard R. Ramlall	4,515,475	1,632,604	4,696,948
Julian D. Singer	4,470,601	1,677,478	4,696,948
Matthew Stecker	5,486,430	661,649	4,696,948
Thomas Thekkethala	5,947,094	200,985	4,696,948

2.                          Approval of an Amendment to the 2016 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance under the Plan by 400,000 shares.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

4,646,214	1,442,061	59,803	4,696,949

3.                          Approval of the Advisory Vote on Executive Compensation.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

5,854,177	230,606	63,295	4,696,949

4.                          Ratification of the selection of Friedman LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for its fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

10,765,317	44,749	34,961	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 16, 2017

Evolving Systems, Inc.

By:	/s/ RICHARD A. DINKEL
Richard A. Dinkel
Sr. Vice President of Finance